UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 7, 2004



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

             NEW YORK                      0-15502              13-3238402
   (State or other jurisdiction of       (Commission        (I.R.S. Employer
   incorporation or organization)        File Number )      Identification No.)

  170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                    11797
    (Address of principal executive offices)                   (Zip Code)

                                 (516) 677-7200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           Comverse Technology, Inc. grants various awards to its directors, employees and consultants under various Stock Incentive Compensation Plans. A form of award grant is attached hereto as an exhibit and is hereby incorporated by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

           The following exhibit is filed as part of this Report:

           Exhibit No.        Description
           -----------        -----------

             10.1 Form of Agreement evidencing a grant of Stock Options under the Comverse Technology, Inc. Stock Incentive Compensation Plans.







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
                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMVERSE TECHNOLOGY, INC.



                                       By: /s/David Kreinberg
                                           -------------------------------------
                                           Name:   David Kreinberg
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

Dated:  December 7, 2004





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
                                  EXHIBIT INDEX

      Exhibit No.                  Description
      -----------                  -----------

         10.1 Form of Agreement evidencing a grant of Stock Options under the Comverse Technology, Inc. Stock Incentive Compensation Plans.










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